SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                                November 16, 1999
                        (Date of earliest event reported)

                       COMCAST CABLE COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)



        Delaware                   333-30745                 23-2175755
(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                            Identification No.)



1201 Market Street, Suite 2201, Wilmington, Delaware            19801
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:        (302) 594-8700



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ITEM 5.  Other Events.

           On November 16, 1999, Comcast Corporation ("Comcast") the parent of Comcast Cable Communications, Inc., announced an agreement to swap certain cable systems with Time Warner Cable, a division of Time Warner Entertainment Company, L.P. A press release announcing the agreement was issued by Comcast on November 16, 1999. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits.

         (c) Exhibits:

          99.1  Press Release dated November 16, 1999 from Comcast Corporation.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    COMCAST CABLE COMMUNICATIONS, INC.



                                    By: /s/ Joseph J. Euteneuer
                                        Joseph J. Euteneuer
                                        Vice President (Authorized Officer)




Date:  November 17, 1999



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                                  EXHIBIT INDEX

Exhibit No.                               Exhibit
99.1             Press Release dated November 16, 1999 from Comcast Corporation